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                           EXCLUSIVE LICENSE AGREEMENT


         THIS EXCLUSIVE LICENSE AGREEMENT (the "AGREEMENT") is made and entered into this 24th day of May, 1995 (the "EFFECTIVE DATE"), by and between Cardiac Pathways Corporation, a California corporation having its principal place of business at 995 Benecia Avenue, Sunnyvale, California 94086 ("CARDIAC PATHWAYS"), and STUART EDWARDS, an individual having his principal residence at 1681 Austin Avenue, Los Altos, California 94025 ("LICENSOR").

         WHEREAS, Licensor owns rights to certain inventions and technologies regarding diagnosis and treatment of cardiac tachyarrhythmias; and

         WHEREAS, Cardiac Pathways desires to obtain an exclusive license under all patents and patent applications relating to such technologies, together with Licensor's related know-how, to make, have made, use and sell products in accordance with the terms and conditions contained herein;

         WHEREAS, Licensor is willing to grant an exclusive license to Cardiac Pathways in accordance with the terms and conditions contained herein;

         NOW, THEREFORE, Licensor and Cardiac Pathways hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         1.1 "AFFILIATE" means any entity that directly or indirectly Owns, is Owned by or is under common Ownership, with a party to this Agreement, where "Owns" or "Ownership" means direct or indirect possession of at least 50% of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

         1.2 "AGREEMENT" means the present agreement together with Exhibit A hereto.

         1.3 "DEVICE" means a system for mapping and ablating atrial tachyarrhythmias utilizing a percutaneous, steerable catheter with an intra-atrial balloon/electrode matrix, which Device is used together with a radio frequency generator and computerized control programs.

         1.4      "FIELD" means cardiac electrophysiology.


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         1.5 "LICENSED PATENTS" means (a) the patent applications and invention disclosures (for which patent applications are currently being prepared) listed in Exhibit A attached hereto, (b) all patents and patent applications covering future inventions or discoveries made by Licensor, alone or jointly with others, during the term of this Agreement, which are improvements to or derivations of the subject matter covered by applications listed on Exhibit A or which are otherwise necessary or useful in the development, manufacture or sale of the Device, (c) any and all corresponding foreign patents and patent applications, whether now existing or hereafter filed, (d) any provisionals, substitutions, divisionals, reissues, renewals, continuations, continuations-in-part, substitute applications and inventors' certificates arising from , or based upon, any of the foregoing patents or patent applications, and (e) any patents issuing from any of the foregoing patent applications.

         1.6 "LICENSED PRODUCTS" means any products in the Field developed, manufactured or sold by Cardiac Pathways, its Affiliates or sublicensees, which are covered by a Licensed Patent or incorporate Technical Information, including without limitation the Device.

         1.7 "LICENSED TECHNOLOGIES" means the Licensed Patents and Technical Information.

         1.8 "NET SALES" means the gross receipts received by Cardiac Pathways, its Affiliates, or sublicensees, as appropriate, for the sale of Licensed Products to third parties, less the following: transportation charges, discounts actually allowed, credits allowed for defective or returned goods, and other allowanced (actually paid or allowed, including but not limited to, prompt payment and volume discounts, charge backs from wholesalers and other allowances granted to the end commercial customer of the Licensed Product, whether in cash or trade), distribution costs and sales commissions, costs of insurance and sales and other taxes based on sales prices when included in gross sales, but not including taxes assessed on income derived from such sales.

         The parties acknowledge that Cardiac Pathways or sublicensees may market a product (a "COMBINATION PRODUCT") sold as a single unit but which incorporates both (i) one or more items which are covered by a Licensed Patent or incorporate Technical Information, including without limitation Cardiac Pathways' systems for high-resolution mapping of tachyarrhythmias or performing cooled ablation of cardiac tissue response for tachyarrhythmias (the "UNLICENSED ITEMS"). With respect to sales of any Combination Product, Net Sales shall be calculated on the basis of the sales price of the Licensed Items sold without the Unlicensed Items. In the event such Licensed Items are not sold without the Unlicensed Items, Net Sales of such Combination Product shall be derived by multiplying the sales price by a fraction, the numerator of which shall be the standard inventory cost of the Licensed Items and the denominator of which shall be the standard inventory cost of the Licensed Items plus the Unlicensed Items.

         1.9 "TECHNICAL INFORMATION" means all know-how, data, trade secrets, processes, procedures, devices, methods, formulas, materials, compositions of matter, protocols, information or


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other subject matter within the knowledge and possession of Licensor, which is useful to or contributes to the practice of the Licensed Patent or the development, manufacture, use of sale of the Device or other product in the Fields.

         1.10 "VALID CLAIM" shall mean a claim of an issued and unexpired patent included in the Licensed Patents, which claim has not lapsed, been canceled, or become abandoned and which claim has not been declared invalid by a court of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.


                                    ARTICLE 2

                               GRANT OF TECHNOLOGY

         2.1 LICENSE GRANT. Licensor hereby grants to Cardiac Pathways and its Affiliates, an exclusive (even as to Licensor), royalty-bearing, worldwide license, with the right to grant sublicenses, under the Licensed Technologies to develop, manufacture, have manufactured, use, offer for sale, sell and import Licensed Products in the Field.

         2.2 DISCLOSURE OF INFORMATION. Licensor shall use all reasonable efforts to provide the Technical Information to Cardiac Pathways within thirty
(30) days following the Effective Date and thereafter to provide new Technical Information to Cardiac Pathways promptly after receipt for Licensor. Licensor shall promptly notify Cardiac Pathways in writing of any new Licensed Patents which are prepared or filed on behalf of Licensor after the Effective Date.

         2.3 NO CONFLICTING GRANTS. Licensor has not and will not grant, or take any action purporting to grant, any rights regarding the Licensed Technologies to third parties that are in conflict or inconsistent with this Agreement.


                                    ARTICLE 3

                                  CONSIDERATION

         3.1 LICENSE FEE. Cardiac Pathways shall pay to Licensor a license fee of xxxxx xxxxxxxx xxxxxxx xxxxxxxxx within seven (7) days of the closing of Cardiac Pathways' financing related to this Agreement, but in no event later than June 30, 1995. This license fee is fully creditable against royalty payments due to Licensor under Section 3.4 below.



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         3.2 PATENT COSTS. Cardiac Pathways agrees to reimburse Licensor for all documented out-of-pocket costs incurred by Licensor prior to the Effective Date in connection with the filing, prosecution and maintenance of the three patent applications titled "Ablation Apparatus for Cardiac Chambers" on the attached Exhibit A, to the extent not reimbursed by third parties. Promptly after the Effective Date, Licensor will furnish Cardiac Pathways with all necessary documentation of such patent costs. Cardiac Pathways will reimburse Licensor within seven (7) days of receipt of such documentation.

         3.3 MILESTONE PAYMENTS. Cardiac Pathways agree to make the following payments to Licensor within seven (7) days of the occurrence of the following events (or, if performed by a third party, within seven (7) days of notice of such occurrence). Each payment hereunder is fully creditable against royalty payments due to Licensor under Section 3.4 below.

                  xxx xxxxxxx xxxx xxxxxxxxxxxxxxxxxxrxxxxxxxxxxxxxxxxx xxxxxxxxxxxx xxxxxxxx xxxxxx xxxxxx xxxxxx xxxxxxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxx xxxxxxxxx xxxxxxxx xxxxxxxxxx xxxxxxxxxx xxxxxxxx xxxxxxxx

                  xxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxx x xxxx xxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxxx

                  x xxxxxxx xxxxxxxx xxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxx x xxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxx xxxxxxxxxx

         3.4 ROYALTIES. Cardiac Pathways agrees to pay Licensor during the term of this Agreement a royalty equal to xxxx xxxxxxx xxxxx of a Net Sales on Licensed Products sold by Cardiac Pathways or its Affiliates, subject to reduction to xxx xx xxxxxxxx xxxxxxx xxxxxx in any one or more of the following circumstances:

                  (a) if the Licensed Product is not covered by a Valid Claim of a Licensed Patent in the country of sale;

                  (b) if the Licensed Product incorporates, in addition to the Licensed Technologies, technology covered by patents or patent applications owned or licensed by Cardiac Pathways or technology constituting proprietary trade secrets of Cardiac Pathways, other than Cardiac Pathways' VT computer workstation for monitoring tachyarrhythmias or Cardiac Pathways' radio frequency generator with cooling capabilities; or

                  (c) if Cardiac Pathways or its Affiliate owes royalties or other compensation to one or more third parties on the manufacture, use or sale of the Licensed Product, where such compensation is paid in respect of third party rights covering the Device, as the Device is described in greater detail in the CardiaCare Business Plan previously provided by Licensor to Cardiac Pathways.


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         Cardiac Pathways also agrees to pay Licensor during the term of this
Agreement sublicense royalties equal to the lesser of xxxxx xxxxx xxxxxxx xxxxxx xxxxxx xxxxxx xxxxx xxxxxxx xxxxxx xxxxx xxxxxx xxxxxx xxxxxx xxxxx xxxxx xxxxxxxxxx xxxxxxxx xxxxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxx xxxxxxx xxxxxxxx xxxxxxx xxxxxxxx xxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxx xxxxx xxxxxxxxx xxxxxxxx xxxxxxxx xxxxxxx xxxxxxxx xxxxxxx xxxxxxx xxxxxxxxxx xxxxxxxxx

         Royalty payments shall be made on no more than one sale transaction for each Licensed Product. No multiple royalties shall be payable regardless of the fact that the manufacture, use or sale of a Licensed Product may be covered by more than one Valid Claim licensed hereunder.

         If no Licensed Patent has issued in the United States containing a claim substantially equivalent to the claim described below (the "CLAIM") by the time that cumulative royalties and sublicense royalties accrued under this
Section 3.4 total xxxxxxxxxxx then such royalty obligations shall be capped at such amount and no further royalties or sublicense royalties shall be due to Licensor. If such a claim later issues, such royalty obligations shall again apply for the period following such issuance, without retroactive effect. The "Claim" is as follows:

                  an ablation apparatus for ablating an inner layer in an organ of a body, comprising xxxx xxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxx xxxxxxxxxxx xxxxxxxxxxx xxxxxxxx xxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxx xxxxxxx xxxxxx xxxxxxxxxxxxxxx xxxxxxxxxx xxxxxxxxxx xxxxxxxxx xxxxxxxxxxxx xxxxxx xxxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxxx xxxxx xxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxx xxxxxxx xxxxxxx xxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxx xxxxxxxxxx xxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxx xxxxxxxx xxxxxxxxxxxxx xxxxx xxxxxxx xxxxxxxxxxxx xxxxxxxxxxx xxxxxxx xxxxxx xxxxxxx

         3.5 ROYALTY PAYMENTS. Payments made pursuant to Section 3.4 above shall be payable in U. S. Dollars and made quarterly. The first royalty payment under
Section 3.4 shall cover all royalties due on Net Sales of Licensed Products during the calendar quarter when such sales commence and shall be made thirty
(30) days after the end of such quarter. Thereafter the royalty payment shall be thirty (30) days after each succeeding calendar quarter and shall cover the royalties earned during such calendar quarter. Cardiac Pathways agrees to provide written reports to Licensor such royalty payments setting forth the total number of Licensed Products made and sold hereunder during the applicable period that such royalty payments cover. In the event that Cardiac Pathways will remit such taxes to the proper authorities, reduce payment to Licensor accordingly and supply Licensor with all relevant documentation in Cardiac Pathways's possession so that Licensor may recover such taxes to the extent permissible.



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         3.6 RECORDS RETENTION. Cardiac Pathways will keep, and will cause its
Affiliates and sublicensees to keep, complete and accurate records pertaining to the sale of Licensed Products in sufficient detail to permit Licensor to confirm the accuracy of calculations of all payments hereunder. Such records will be maintained for a three-year period following the year in which any such payments were made hereunder.

         3.7 AUDIT REQUEST. No more frequently than once a year, Licensor will have the right to engage, at its own expense, an independent, certified public accounting firm reasonably acceptable to Cardiac Pathways, to examine Cardiac Pathways's records from time to time as may be necessary to determine, with respect to any calendar year, the correctness of any report or payment made under this Agreement. Any such audit will be conducted under reasonable confidentiality restrictions. Notwithstanding the foregoing, in the event that any such examination reveals that the payments made by Cardiac Pathways to Licensor are incorrect by more that five percent (5%) in any audited period, Cardiac Pathways shall reimburse Licensor for the costs of such audit in addition to promptly remitting the amount of any underpayment with interest at the prime rate reported in the Wall Street Journal on the date before such remittance.


                                    ARTICLE 4

                                    DILIGENCE

         4.1 DILIGENT EFFORTS. Cardiac Pathways shall use commercially reasonable efforts to accomplish the following events within the time set forth below:

                  x xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx xxxxxxx xxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxx xxxxxxxxxxxxxxx xxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxx

                  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxx

         4.2 MAINTENANCE FEES; LOSS OF RIGHTS. If Cardiac Pathways fails to comply with its obligations under Section 4.1 to achieve the events described therein, it may extend the period for achieving either or both such events on a quarter-by-quarter basis for up to four (4) quarters by paying


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to Licensor a license maintenance fee of xxxxxxx per quarter. Such payments shall be due within thirty (30) days of the end of each calendar quarter, beginning with the quarter in which Cardiac Pathways first fails to comply with
Section 4.1 during such sixty (60) day period.


                                    ARTICLE 5

                            PATENTS AND INFRINGEMENT

         5.1      PATENT PROSECUTION AND MAINTENANCE.

                  (a) Licensor shall have the primary right, but not the obligation, to file, prosecute and maintain all patent applications listed on Exhibit A to this Agreement at his own expense; provided, however, that Cardiac Pathways shall reimburse Licensor for expenses that Licensor incurs for the purpose of obtaining patent coverage in the Field for the benefit of Cardiac Pathways. Licensor will provide Cardiac Pathways with an opportunity to review and comment on prosecution strategy regarding all such applications and consult with Licensor on the content of patent filing reasonably in advance of each filing, at Cardiac Pathways' own expense.

                  (b) Cardiac Pathways shall have the primary right, but not the obligation, to file, prosecute and maintain all future patent applications included in the Licensed Patents at its own expense. Cardiac Pathways will provide Licensor with an opportunity to review and comment on prosecution strategy regarding all such applications and consult with Cardiac Pathways on the content of patent filings reasonably in advance of each filing, at Licensor's own expense.

                  (c) In the event the party with primary rights under subsection (a) or (b) above declines to file, prosecute or maintain any such application or patent in any country, such party shall give the other party notice of such decision reasonably in advance of any filing deadline applicable to such application or patent. Thereafter, the other party may, at its own expense, continue to prosecute or maintain such application or patent. If Cardiac Pathways assumes such role from Licensor, the patent application and any resulting patents shall be licensed to Cardiac Pathways pursuant to Section 2.1 above but shall not be included as "Licensed Patents" for purposes of determining the applicable royalty rate under Section 3.4(a). If Licensor assumes such role from Cardiac Pathways, the patent application and any resulting patents shall not be licensed to Cardiac Pathways pursuant to this Agreement.

         5.2 LICENSOR ASSISTANCE. Licensor agrees to provide any assistance reasonably requested by Cardiac Pathways in exercising its rights under this
Article 5.

         5.3 PATENT ENFORCEMENT. Cardiac Pathways shall have the first right, but not the obligation to enforce the Licensed Patents in infringement, interference or other proceedings relating to the Field


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and to file suit in its own name or in the name of Licensor and in the forum of its choice. Cardiac Pathways shall further have the sole and exclusive right, but is under no obligation, to settle or compromise any such controversy with third parties on terms that it deems right and proper. All costs, fees and/or expenses incurred in connection with enforcement of the Licensed Patents shall be borne by Cardiac Pathways. To the extent that damages are awarded to Cardiac Pathways for any infringement and/or to the extent that monies are paid to Cardiac Pathways by way of settlement of a claim for any infringement, such damages and/or monies shall be applied first to reimburse Cardiac Pathways for its expenses and the remainder will be treated as Net Sales of Cardiac Pathways subject to royalties under Section 3.4. In the event that Cardiac Pathways declines to prosecute infringement of any Licensed Patents pursuant to this
Section 5.3, Licensor shall have the right to prosecute such infringement at its own expense and to retain any recovery obtained in such action.

         5.4 THIRD PARTY INFRINGEMENT CLAIMS. In the event any Licensed Product becomes the subject of a claim for patent or other proprietary right infringement anywhere in the world by virtue of the incorporation of any of the Licensed Technologies therein, the parties shall promptly give notice to the other and meet to consider the claim and the appropriate course of action. Cardiac Pathways shall have the primary right, but not the obligation to conduct the defense of any such suite brought against Cardiac Pathways and/or Licensor; provided, however, that Licensor shall have the right, but not the obligation, to be represented in any such suite, at its sole option and at its own expense. Neither party shall enter into any settlement that adversely affects the other party's rights or interests without such other party's written consent.


                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

         6.1 LICENSOR REPRESENTATIONS AND WARRANTIES. Licensor represents and warrants as follows;

                  (a) He is the sole inventor of and has not assigned his rights to the inventions covered by the Licensed Patents or, if there are other inventors, he has received and currently holds valid and effective assignments of all such inventors' rights to the inventions covered by the Licensed Patents, and, to the best of Licensor's knowledge, no employer or former employer of his or any other inventor may claim rights to such inventions.

                  (b) Neither VidaCare International, Incorporated, VidaMed International, Incorporated, ZoMed International, Incorporated, DorsalMed International, Incorporated nor any other company with which Licensor has an ownership stake or employment or consulting relationship, nor any affiliates of such companies, hold any right or claim to any of the Licensed Technologies.


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                  (c) He is the sole holder of all rights, title and interest in the Licensed Technologies and he does not hold any other rights to technology, inventions, patent applications or patents necessary or useful to Cardiac Pathways' use of the Licensed Technologies in the Field.

                  (d) No patent application within the Licensed Patents is the subject of any pending interference, opposition, cancellation or other protest proceeding.

                  (e) He has neither assigned nor granted any license or other rights to the Licensed Technologies except to (i) Gyneccare, Inc. for use in the field of gynecology pursuant to a license agreement (the "Gynecare License Agreement"), a redacted copy of which has been provided to Cardiac Pathways and
(ii) to VidaCare International, Incorporated pursuant to agreements no longer of any force or effect, and he is under no obligation to grant any such license or rights to any third party.

                  (f) There are no outstanding liens, encumbrances, third party rights, agreements or understandings of any kind, either written, oral or implied, regarding the Licensed Technologies which are inconsistent or in conflict with any provision of this Agreement.

         6.2 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants as follows:

                  (a) Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) This Agreement is a legal and valid obligation binding upon such party and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.


                                    ARTICLE 7

                                TERM; TERMINATION

         7.1 TERM. This Agreement will commence s of the Effective Date and, unless sooner terminated as provided in this Article 7, will expire upon the later of (a) ten (10) years from first commercial sale of any Licensed Product or (b) the date of expiration of the last-to-expire patent of the Licensed Patents. Following expiration, Cardiac Pathways shall have a fully paid, nonexclusive license to use the Technical Information for any purpose in the Field.


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         7.2 TERMINATION BY CARDIAC PATHWAYS. After the date eighteen (18)
months from the Effective Date, Cardiac Pathways will have the right to terminate this Agreement for any reason upon thirty (30) days prior written notice to Licensor. In the event of any breach by Licensor of this Agreement, Cardiac Pathways may elect to continue this Agreement while pursuing its legal remedies, including the receipt of damages related to such breach. Any damages finally awarded may, at Cardiac Pathways' option, be deducted from any payments owed to Licensor pursuant to Article 3 hereof.

         7.3 TERMINATION BY LICENSOR. Licensor will have the right to terminate this Agreement, in addition to pursuing any remedies available under law or in equity, upon sixty (60) days written notice to Cardiac Pathways (i) as provided in Section 4.2 or (ii) if Cardiac Pathways is in material breach of this Agreement (unless within such sixty (60) day period Cardiac Pathways initiates good faith efforts reasonably calculated to cure such breach).

         7.4 EFFECT OF TERMINATION; SURVIVAL. Upon any termination of this Agreement, Cardiac Pathways will pay Licensor all accrued payments due Licensor through the expiration or termination date and all licenses shall revert to Licensor, except that Cardiac Pathways may continue to use the Technical Information disclosed during the term of this Agreement in the Field. Sections
3.6 and 3.7 shall survive for three (3) years following termination, Article 8 shall survive for five (5) years following termination and Article 9 shall survive indefinitely.


                                    ARTICLE 8

                                 CONFIDENTIALITY

         8.1      CONFIDENTIALITY.

                  (a) For purposes of this Agreement, "Confidential Information" means any information or material disclosed or provided by either party to the other during the negotiation or term of this Agreement, except:

                           (1) information that is known to or independently
developed by the receiving party prior to the time of disclosure, as evidenced by the receiving party's written records;

                           (2) information disclosed to the receiving party by a
third party that has a right to make such disclosure;

                           (3) information that becomes patented, published or
otherwise part of the public domain other than through breach of this Agreement; or



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                           (4) information that is required to be disclosed by
law.

                  (b) Each party shall, for the term of this Agreement and five
(5) years thereafter, maintain Confidential Information in confidence and shall not disclose Confidential Information to any third party or use Confidential Information for any purpose not contemplated under this Agreement, except with the written consent of the other party; provided, however, that Licensor may disclose Confidential Information to xxxxxxxx as required to comply with the xxxxxxxxxxxxxxxxxxxxxxxxxx. The parties acknowledge that Cardiac Pathways may reveal Confidential Information to bona fide potential sublicenses under strictures of confidentiality without the consent of Licensor.


                                    ARTICLE 9

                          INDEMNIFICATION AND LIABILITY

         9.1 INDEMNIFICATION. Cardiac Pathways and its assignees agree to indemnify, hold harmless and defend Licensor, its assigns, officers, employees, agents or representatives against any and all claims, suits, losses, damages, costs, fees and expenses (collectively, "CLAIMS") resulting from the possession, manufacture, use, sale or administration of Licensed Products by Cardiac Pathways, its affiliates or its sublicensees, including, but not limited to, any claims with respect to death or injury to any person and damage to any property, except to the extent caused by the negligence, recklessness or willful misconduct of Licensor or breach of Licensor's representations and warranties under Section 6. Licensor shall similarly indemnify, hold harmless and defend Cardiac Pathways, its assigns, officers, employees, agents or representatives from claims resulting from breach of Licensor's representations and warranties under Section 6. Each party hall promptly notify the other of any claim for which such party may seek indemnification under this Section 9.1. The indemnifying party shall have the right to control the defense of such claim and may enter into any settlement that does not adversely affect the rights of the indemnified party. The indemnified party shall fully cooperate with the indemnifying party in the defense of such claim, with out-of-pocket costs reimbursed by the indemnifying party as part of the indemnification.

         9.2 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.



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                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

         10.1 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, as applied to contracts executed and performed entirely within the State of California, without regard to conflicts of laws rules. The parties to this Agreement hereby consent to the jurisdiction of the courts of the State of California and the Federal District Court for the Northern District of California for resolution of any disputes that arise hereunder.

         10.2 ASSIGNMENT. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole by any party without the prior written consent of the other; provided, however, that either party may assign this Agreement to any of its Affiliates or to any successor by merger or sale of substantially all of its business unit to which this Agreement relates. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment which is not in accordance with this Section 10.2 will be void.

         10.3 NOTICES. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, or sent by express courier service, to the parties at the following addresses (or at such other address for a party will be specified by like notices; provided, that notices of a change or address will be effective only upon receipt thereof):



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                  If to Licensor, addressed to:

                  Stuart Edwards
                  1681 Austin Avenue
                  Los Altos, California 94024
                  Phone:
                  Fax:

                  If to Cardiac Pathways, addressed to:

                  Cardia Pathways Corporation
                  995 Benecia Avenue
                  Sunnyvale, California  94086
                  Attention:  Chief Financial Officer
                  Phone : (408) 737-0505
                  Fax:  (408) 7371700

         10.4 AMENDMENT. No amendment, modification or supplement of any provision of the Agreement will be valid or effective unless made in writing and signed by an authorized representative of each party.

         10.5 WAIVER. No waiver of any provision of this Agreement in a particular instance shall be deemed to be a waiver of any provision of this Agreement and signed by an authorized representative of each party.

         10.6 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

         10.7 ENTIRE AGREEMENT OF THE PARTIES. The Agreement will constitute and contain the complete, final and exclusive understanding and agreement of the parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter hereof.

         10.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument.

                        Confidential treatment requested
                        omitted portions have been filed
                         separately with the commission


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.


CARDIAC PATHWAYS CORPORATION                     STUART EDWARDS


By:
   -----------------------------------           -------------------------------
Name:  William N. Starling                       (signature)
Title:  Chief Executive officer.

                        Confidential treatment requested
                        omitted portions have been filed
                         separately with the commission

                                    EXHIBIT A

                                LICENSED PATENTS



- ----------------------------------------------------------------------------------------------------------------------
                              SERIAL
     FILE NUMBER              NUMBER               FILING DATE            INVENTOR                       TITLE
======================================================================================================================
CARD 2001              08/345,142             11/28/94              Edwards et al.         Ablation Apparatus for
                                                                                           Cardiac Chambers
- ----------------------------------------------------------------------------------------------------------------------
CARD 2001              In preparation                               Edwards et al.         Ablation Apparatus for
CIP1                                                                                       Cardiac Chambers
- ----------------------------------------------------------------------------------------------------------------------
CARD 2001              08/425,614             4/21/95               Edwards et al.         Ablation Apparatus for
CIP2                                                                                       Cardiac Chambers
- ----------------------------------------------------------------------------------------------------------------------
VCAR 1001              08/265,459             6/24/94               Edwards                Thin Layer Ablation
                                                                                           Apparatus
- ----------------------------------------------------------------------------------------------------------------------
VCAR 1001-1            08/272,162             7/7/94                Edwards                Thin Layer Ablation
(CIP)                                                                                      Apparatus
- ----------------------------------------------------------------------------------------------------------------------
VCAR 1001-2            08/286,862             8/4/94                Edwards et al.         Thin Layer Ablation
                                                                                           Apparatus
- ----------------------------------------------------------------------------------------------------------------------
VCAR 1001-3            08/319,373             10/6/94               Baker et al.           Thin Layer Ablation
(CIP)                                                                                      Apparatus
- ----------------------------------------------------------------------------------------------------------------------